                                                                    EXHIBIT 99.9



DEBTOR:  CRUISE AMERICA TRAVEL, INCORPORATED       CASE NUMBER:  01-10966 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Cruise America Travel was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






 /s/ STEVE MOELLER
----------------------
Steve Moeller
Director, Accounting